LOSSES PER SHARE	6 Months Ended
Mar. 31, 2021
Earnings Per Share [Abstract]
LOSSES PER SHARE

10.	LOSSES PER SHARE
The following table sets forth the computation of basic and diluted earnings per share for the years indicate
d:

	Six months ended March 31,
	2020	2021
Net loss attributable to Q&K International Group Limited	(416,823)	(307,974)
Net loss per share attributable to ordinary shareholders of Q&K International Group Limited—Basic and diluted	(0.34)	(0.23)
Weighted average number of ordinary shares used in computing net loss per share—Basic and diluted	1,226,807,606	1,352,152,052
For the six months ended March 31, 2020 and 2021, respectively, potential ordinary shares from assumed conversion of 2,789,720 and 5,014,672 convertible notes as well as 41,750,000 and 40,800,000 options and109,567 and 195,719 warrants to purchase the Company’s ordinary shares have not been reflected in the calculation of diluted net loss per share as their inclusion would have been anti-dilutive.